Presentation to Image Entertainment Stockholders September 2006 Vote Blue ?

Executive Summary
Image Entertainment Review
Our Nominees
Introduction to Lionsgate
Biographies of the Director Nominees

Neither Lionsgate nor any of the other participants in this proxy solicitation has sought or obtained the consent of any third party to the use of any previously published information as proxy solicitation material. We filed our definitive proxy statement with the Securities and Exchange Commission on September 5, 2006 and disseminated copies to Image's stockholders on September 12, 2006. We advise you to read the definitive proxy statement and other documents related to the solicitation of proxies by Lionsgate because they contain important information, including information relating to Lionsgate and to the participants in such proxy solicitation and their direct and indirect interests in the proxy statement. The definitive proxy statement is available at no charge at the SEC's website at http://www.sec.gov.

Image Entertainment: Time for a Change Poor financial performance + Undisciplined management + Conflicted Board of Directors Destroyed stockholder value 1/11/1999 8/22/2006 Revenue Growth 5.94 3.49 $2.45 per share value lost (41%^) December 31, 2004 Today * * As of September 22, 2006

Table of Contents Page Executive Summary 4 Image Entertainment Review 5 Our Nominees 23 Appendices: Introduction to Lionsgate 27 Biographies of the Director Nominees 32

Executive Summary Lionsgate owns over 18% of Image Entertainment's shares being voted at its upcoming annual meeting of stockholders, making it the second-largest stockholder Lionsgate firmly believes action must be taken to protect all stockholders' interests Image's poor financial performance, sham "strategic alternatives process" and succession of 11th hour anti-takeover measures and transactions are unacceptable We have nominated six highly qualified independent directors to replace Image's current conflicted and entrenched Board of Directors

Image Entertainment Review

DISK NASDAQ S&P 500 9/22/2006 60.172 103.103 109.375 9/21/2006 60.862 103.977 109.646 9/20/2006 62.621 104.681 110.24 9/19/2006 61.897 103.263 109.669 9/18/2006 62.069 103.884 109.908 9/15/2006 61.034 103.877 109.798 9/14/2006 61.552 103.558 109.5 9/13/2006 61.724 103.509 109.649 9/12/2006 61.724 102.958 109.236 9/11/2006 62.931 100.98 108.108 9/8/2006 62.759 100.634 108.056 9/7/2006 62.241 100.146 107.648 9/6/2006 62.931 100.729 108.168 9/5/2006 63.103 102.488 109.248 9/4/2006 63.448 101.906 109.062 9/1/2006 63.448 101.906 109.062 8/31/2006 62.759 101.468 108.464 8/30/2006 63.276 101.56 108.501 8/29/2006 63.621 100.936 108.502 8/28/2006 63.103 100.397 108.294 8/25/2006 63.103 99.449 107.737 8/24/2006 63.793 99.301 107.818 8/23/2006 63.793 99.187 107.563 8/22/2006 62.414 99.901 108.048 8/21/2006 62.069 99.796 107.94 8/18/2006 64.31 100.548 108.337 8/17/2006 66.379 100.254 107.936 8/16/2006 65.688 99.879 107.766 8/15/2006 62.241 98.274 106.946 8/14/2006 60.926 96.138 105.501 8/11/2006 61.207 95.612 105.379 8/10/2006 61.379 96.264 105.801 8/9/2006 62.338 95.731 105.313 8/8/2006 64.31 95.758 105.773 8/7/2006 63.621 96.299 106.13 8/4/2006 62.931 96.882 106.429 8/3/2006 63.276 97.221 106.505 8/2/2006 62.069 96.592 106.361 8/1/2006 60.862 95.811 105.727 7/31/2006 60.345 97.18 106.204 7/28/2006 60.517 97.305 106.361 7/27/2006 61.379 95.461 105.085 7/26/2006 61.207 96.204 105.517 7/25/2006 59.138 96.364 105.557 7/24/2006 60 95.804 104.894 7/21/2006 60.69 93.878 103.179 7/20/2006 59.655 94.762 103.914 7/19/2006 59.31 96.681 104.803 7/18/2006 58.966 94.939 102.893 7/17/2006 59.655 94.683 102.696 7/14/2006 60.345 94.666 102.838 7/13/2006 60.345 95.445 103.345 7/12/2006 61.207 97.123 104.702 7/11/2006 60.517 98.918 105.86 7/10/2006 61.552 98.364 105.429 7/7/2006 60.517 98.974 105.274 7/6/2006 60.69 100.137 105.99 7/5/2006 60.345 100.055 105.726 7/4/2006 60.517 101.779 106.498 7/3/2006 60.517 101.779 106.498 6/30/2006 62.241 100.927 105.667 6/29/2006 60.345 101.033 105.889 6/28/2006 62.931 98.127 103.654 6/27/2006 62.241 97.588 103.088 6/26/2006 60.69 99.141 104.033 6/23/2006 60.862 98.574 103.529 6/22/2006 60.69 98.645 103.62 6/21/2006 60.862 99.491 104.17 6/20/2006 61.034 97.905 103.165 6/19/2006 60.862 98.061 103.166 6/16/2006 60.864 98.968 104.115 6/15/2006 61.724 99.628 104.499 6/14/2006 62.241 96.926 102.326 6/13/2006 60.69 96.298 101.798 6/12/2006 64.138 97.174 102.855 6/9/2006 64.138 99.206 104.178 6/8/2006 63.103 99.683 104.646 6/7/2006 64.31 99.984 104.498 6/6/2006 63.966 100.494 105.139 6/5/2006 62.759 100.812 105.258 6/2/2006 65 103.125 107.166 6/1/2006 64.138 103.146 106.957 5/31/2006 63.103 101.242 105.658 5/30/2006 64.138 100.585 104.805 5/29/2006 62.931 102.705 106.495 5/26/2006 62.931 102.705 106.495 5/25/2006 63.966 102.142 105.89 5/24/2006 65.172 100.791 104.699 5/23/2006 64.655 100.307 104.534 5/22/2006 64.828 100.962 104.991 5/19/2006 65.517 101.939 105.403 5/18/2006 64.483 101.309 104.969 5/17/2006 64.138 102.028 105.677 5/16/2006 66.552 103.577 107.487 5/15/2006 67.759 104.013 107.689 5/12/2006 67.414 104.258 107.417 5/11/2006 67.241 105.601 108.638 5/10/2006 67.414 107.834 110.047 5/9/2006 66.81 108.647 110.237 Image Entertainment: Consistently Underperforming Broader Market Indices 41% stock decline since January 2005 * Represents indexed stock price performance beginning January 1, 2005 Indexed Performance

Image Entertainment's Performance Pricing Date Volume Price 1/3/2005 121425 5.8 1/4/2005 139520 5.86 1/5/2005 206971 5.92 1/6/2005 124150 5.95 1/7/2005 73016 5.92 1/10/2005 498221 6.35 1/11/2005 1144312 6.69 1/12/2005 1017623 5.99 1/13/2005 270265 5.96 1/14/2005 170940 6.02 1/18/2005 134265 5.93 1/19/2005 128390 5.97 1/20/2005 210591 5.9 1/21/2005 1722247 5.46 1/24/2005 615266 5.31 1/25/2005 192495 5.42 1/26/2005 99753 5.54 1/27/2005 263661 5.74 1/28/2005 193114 5.79 1/31/2005 143511 5.7 2/1/2005 102971 5.48 2/2/2005 155011 5.75 2/3/2005 108410 5.89 2/4/2005 71077 5.82 2/7/2005 83776 5.72 2/8/2005 58081 5.8 2/9/2005 39104 5.76 2/10/2005 238153 5.91 2/11/2005 1170056 6.2 2/14/2005 345289 6.48 2/15/2005 387778 6.52 2/16/2005 323926 6.5 2/17/2005 196749 6.15 2/18/2005 180030 6.02 2/22/2005 173251 5.658 2/23/2005 68144 5.69 2/24/2005 167661 5.97 2/25/2005 120144 5.99 2/28/2005 103741 5.75 3/1/2005 103466 5.74 3/2/2005 194579 5.54 3/3/2005 243058 5.5 3/4/2005 88140 5.5 3/7/2005 151522 5.49 3/8/2005 95667 5.42 3/9/2005 71877 5.52 3/10/2005 68597 5.43 3/11/2005 121697 5.48 3/14/2005 269282 5.5 3/15/2005 65265 5.5 3/16/2005 54222 5.36 3/17/2005 86271 5.31 3/18/2005 44666 5.43 3/21/2005 61926 5.36 3/22/2005 79000 5.49 3/23/2005 70054 5.4 3/24/2005 74392 5.28 3/28/2005 61569 5.32 3/29/2005 29445 5.35 3/30/2005 92140 5.52 3/31/2005 85256 5.47 4/1/2005 55052 5.36 4/4/2005 71745 5.32 4/5/2005 76347 5.16 4/6/2005 42138 5.36 4/7/2005 45200 5.2 4/8/2005 48700 5.19 4/11/2005 92987 5.07 4/12/2005 158915 4.77 4/13/2005 312876 4.84 4/14/2005 135796 4.85 4/15/2005 146721 4.47 4/18/2005 170693 4.31 4/19/2005 302391 4.34 4/20/2005 241910 4.07 4/21/2005 459793 3.75 4/22/2005 1489903 4 4/25/2005 142748 4.01 4/26/2005 176869 4.14 4/27/2005 100929 3.89 4/28/2005 75813 3.73 4/29/2005 81835 3.8 5/2/2005 132291 3.7 5/3/2005 83438 3.66 5/4/2005 288064 3.85 5/5/2005 78298 3.83 5/6/2005 101616 3.95 5/9/2005 96144 4.1 5/10/2005 114777 4.31 5/11/2005 63718 4.09 5/12/2005 77648 4.26 5/13/2005 49704 4.16 5/16/2005 69313 3.95 5/17/2005 17042 4.11 5/18/2005 38108 4.13 5/19/2005 52687 4.29 5/20/2005 38000 4.27 5/23/2005 96230 4.16 5/24/2005 38717 4.14 7/14/05 - Lionsgate begins buying Image shares on the open market 9/13/05 - Lionsgate publicly announces offer to acquire Image 8/31/06 - Image announced $17 million private placement 4/10/06 - Image hires Lazard to explore strategic alternatives 8/14/06 - Following its 1Q07 earnings call on 8/11, Image announces output agreement with Relativity Media, which analysts continue to question 7/5/06 - Lionsgate resubmitted offer of $4.00 per share 9/22/06

Reported negative year-over-year sales growth in eight of the last 17 quarters Year-over-Year Sales Growth: Inconsistent Revenue Growth 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 3/31/2005 6/30/2005 9/30/2005 12/31/2005 3/31/2006 6/30/2006 Revenue Growth -0.095532646 0.01581596 -0.057481106 -0.176816259 -0.177 -0.041472045 -0.099774855 0.208066203 0.750263783 0.405591652 0.50897284 0.087545636 -0.299724954 -0.168756128 0.138989852 0.052362 0.202356613 Revenue ($M): 18.4 21.2 25.3 22.0 15.2 20.3 22.8 26.6 26.5 28.6 34.4 28.9 18.6 23.7 39.2 30.4 22.3 Note: Income statement numbers for the quarter ended 6/30/02 adjusted for discontinuation of direct-to-consumer retail distribution segment per 9/30/02 10-Q Source: Image Entertainment public filings

12/31/2001 3/31/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 3/31/2005 6/30/2005 9/30/2005 12/31/2005 3/31/2006 6/30/2006 Revenue Growth 0.259 0.272 0.235 0.223 0.241 0.251 0.191 0.222 0.199 0.237 0.242 0.256 0.253 0.261 0.235 0.249820955 0.282938909 0.208760852 0.185930997 Inconsistent Gross Margins Image continues to focus on lower margin products Average Margin: 26.5% 23.8% 21.5% 25.3% 24.8% 18.6% 6/30/06 Note: Income statement numbers for the quarter ended 6/30/02 adjusted for discontinuation of direct-to-consumer retail distribution segment per 9/30/02 10-Q Source: Image Entertainment public filings

3/31/2005 6/30/2005 9/30/2005 12/31/2005 3/31/2006 6/30/2006 DISK 0.122 0.179 0.155 0.147 0.121 0.172 LGF 0.086 0.089 0.071 0.056 0.079 0.111 Out of Control Overhead Image's overhead costs have been running at an alarming rate of 12.2% to 17.2% of revenues Source: Image Entertainment and Lionsgate public filings, overhead costs defined as total general and administrative expenses / net revenues

6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 3/31/2005 6/30/2005 9/30/2005 12/31/2005 3/31/2006 6/30/2006 Revenue Growth -0.085729359 0.00280567 -0.009214163 0.044676126 0.041784409 0.05172293 0.064319153 0.041702717 -0.088453675 -0.018157307 0.066912 -0.000723494 -0.09097418 Declining Operating Margins Image's lackluster top-line growth, declining gross margins and bloated corporate overhead consistently result in little-to-no profitability Operating Profit ($m): (1.3) 0.1 (0.2) 1.2 1.1 1.5 2.2 1.2 (1.6) (0.4) 2.6 (0.0) (2.0) Average Margin: (0.3%) 5.1% 0.5% (9.1%) Source: Image Entertainment public filings

History of Missing EPS Estimates 6/30/2004 9/30/2004 12/31/2004 3/31/2005 6/30/2005 9/30/2005 12/31/2005 3/31/2006 6/30/2006 Estimate 0.05 0.04 0.08 0.06 -0.07 -0.02 0.1 0.05 -0.05 Actual 0.04788 0.06498 0.09901 0.04769 -0.07773 -0.02884 0.10757 -0.01329 -0.10866 Image has missed analysts' estimates for six of the last nine quarters, with substantial misses the last two quarters * Surprise ($0.002) $0.025 $0.019 ($0.012) ($0.008) ($0.009) $0.008 ($0.063) ($0.059) * Sources: Analyst estimates are consensus estimates, Thomson One Actual results: Image Entertainment public filings

Management without Consistent Direction Management has acted in an undisciplined manner and has not been a judicious steward of stockholders' assets Undisciplined Rollup Strategy We believe Image has overpaid and entered into unfavorable partnership agreements for questionable content Wasteful Spending on Film Production Image has spent millions of dollars on an ill-conceived film production business This business has never made any money, and no senior Image executive has any relevant material experience in the highly specialized film production business

Image Needs Action, Not Hope and Luck Fourth Quarter 2006 (ending March 30, 2006) "Profit margins have a tendency to bounce around from quarter to quarter depending on the titles sold. And I would hope that by the end of the day, our gross profit margins will average over 25%." "...if we get lucky in a couple instances, it will have a positive impact on our numbers." First Quarter 2006 (ending June 30, 2005) "It's been a very difficult past several months. The stock performance has been anything but stellar, yet we remain focused on the overall performance of the Company, and with that performance, hopefully the result will increase stockholder value." --- As quoted by Martin Greenwald Chairman, CEO, and President Source: Thomson Financial, Image Entertainment final conference call transcripts, June 28, 2006 and August 11, 2005

Questionable Corporate Governance Image's Board of Directors has undertaken numerous dilutive and entrenching actions, including: Reincorporated in Delaware, a corporate defensive measure (September 2005) Attempted to introduce a staggered board, which Lionsgate successfully delayed implementation of in Delaware courts (ruling issued June 2006) Implemented a poison pill in order to further entrench current Board and management (October 2005) Extended senior management's employment agreements (October 2005) Announced pursuit of a strategic alternatives process that has not come to any conclusion in 6 months despite a fully financed all cash offer for the company at a significant premium (April 2006) Approved questionable Relativity transaction which we believe is a de facto poison pill (August 2006) Issued convertible notes that convert at a 20% premium in the event of a change of control (August 2006) These two transactions potentially represent a 39% increase in outstanding shares without prior notice to Image's stockholders (August 2006)

Recent Relativity Deal Demonstrates Questionable Corporate Responsibility On August 14, 2006, Image announced a distribution deal with Relativity Media that it hailed as a "landmark" and stated "may be the single most significant agreement we've signed in the history of Image Entertainment" The recent "landmark" deal with Relativity further entrenches management, while creating significant risks to the value of stockholders' investments While Image says it is hopeful that the deal will result in significant financial gains for the company, commenting that it is "projected to add hundreds of millions of dollars to our revenues over the coming years,"... ....It readily admits that no revenue will be realized from this deal for at least a year, and even then, we believe the likelihood of the delivery of profitable titles at that time is doubtful Since the Relativity agreement was announced, Image has failed to disclose any specific Relativity titles for DVD distribution. In fact, Lionsgate recently announced theatrical and DVD distribution of "3:10 to Yuma", a Relativity film Image has refused to file the agreements with Relativity with the Securities and Exchange Commission, which would clarify this "landmark" deal Source: Image Entertainment, 8-K filed August 31, 2006; Image Entertainment Letter to Shareholders, September 18, 2006

Recent Relativity Deal Demonstrates Questionable Corporate Responsibility Image issued 3.4 million shares to Relativity that will be "released" upon meeting certain performance requirements or payment of $3.80 to $4.00 per share upon a change of control Yet Image has characterized Lionsgate's offer of $4.00 per share as "grossly inadequate" While the shares must be "released" to Image, there appears to be no restriction on Relativity's right to vote these shares at any meeting of stockholders whose record date is subsequent to the date of their issuance This agreement is a veiled self-preservation tactic that flies in the face of good corporate governance Source: Image Entertainment, 8-K filed August 31, 2006; Image Entertainment Letter to Shareholders, September 18, 2006

Recent Convertible Debt Offering On August 30, Image privately placed $17 million of five year convertible notes and warrants to acquire an additional one million shares, convertible or exercisable (as applicable) at $4.25 per share These notes provide a change of control put at a minimum 20% premium to face The notes are convertible into 4.0 million shares at a conversion price of $4.25 per share, subject to anti-dilution protection and certain limitations, and the warrants are exercisable for an aggregate of 1.0 million shares at $4.25 per share, subject to anti-dilution protection (a total potential issuance of 5.0 million shares) Combined impact of Relativity deal and convert: issuance of 8.4 million shares and share equivalents representing as much as a 39% increase in outstanding shares at August 25th Both of these issuances were consummated without prior notice to Image's stockholders We believe implementing these transactions on the eve of a stockholder referendum on the company's direction is a veiled self-preservation tactic that flies in the face of good corporate governance Source: Image Entertainment, 8-K filed August 31, 2006

Wall Street Continues to Question the Relativity Deal "In our opinion, there is still not enough visibility to determine if this capital infusion [the $17 million convertible issuance] will be sufficient to fund the upfront costs associated with the initial Relativity Media titles... There is still a fair amount of uncertainty regarding [the deal's] ultimate impact, particularly since: We still do not know much about the upcoming film slate from Relativity Media The first release under the agreement is still about a year away, with a significant ramp up in production likely at least two years out, if not longer; and Relativity Media's experience in nonstudio feature film productions is still nascent. Further, although the upside potential is clearly greater, we believe this agreement also increases the risk profile of the company, as Image Entertainment will be responsible for all marketing and distribution costs associated with these home video releases." -- Michael A. Kelman at Susquehanna Financial Group, September 1, 2006 The stock has failed to react significantly as a result of the Relativity deal Source: Susquehanna Financial Group report on Image Entertainment, September 1, 2006 (emphasis added) Date Price 8/11/06 $3.55 Day prior to Relativity announcement 8/14/06 $3.53 Day of Relativity announcement 9/22/06 $3.49 Most recent close Change to date since day prior to Relativity announcement -1.69%

Meanwhile, the Board Fails to Seriously Explore Strategic Alternatives The Board formed a Special Committee and hired an advisor, The Salter Group, to review our bid in September last year and to evaluate "other potential alternatives to maximize shareholders value" In April of this year, the Special Committee hired Lazard to "examine all potential strategic and financial opportunities to maximize long-term value" and "conduct a thorough review of Image's business and its strategic options" In July 2006, Lionsgate submitted a fully financed, all-cash offer of $4.00 per share to Lazard Yet the Special Committee never formally responded to our latest offer, has made no substantive announcements about the progress of the strategic review, and refuses to answer questions raised by analysts and the media Source: Image Entertainment 8-Ks filed September 19, 2005 and April 10, 2006

Lack of Truly Independent Directors on the Board Six out of the seven Image directors have certain relationships with Image outside of their board responsibilities: Ira S. Epstein, Chairman of the Compensation Committee and of the Special Committee, is Of Counsel at Greenberg Traurig, LLP, a law firm that regularly provides services to Image Last year, Image paid over $450,000 in legal fees to Greenberg Traurig Robert J. McCloskey, Chairman of the Nominating and Governance Committee, was until August 2004 the President and CEO of Video One, the parent company of Image's exclusive Canadian distributor David Coriat is also associated with Video One as the EVP, CFO and a director of Standard Broadcasting, the former owner of Video One, and a director of Entertainment One Income Fund, the current owner of Video One M. Trevenen Huxley provides consulting services to Egami Media, a subsidiary of Image Lynwood Spinks is a co-managing member of Relativity Media, with whom Image has a co-distribution agreement Martin W. Greenwald, Chairman of the Board, President and Chief Executive Officer since 1981 Leading authorities have been troubled by Image's re-entrenchment policies and conflicted Board: In 2005, Institutional Shareholder Services recommended against Image's proposal to reincorporate in Delaware, citing its negative impact on shareholder rights and its anti-takeover effects Glass Lewis recommended against the reincorporation proposal and also recommended withholding votes for three Image directors (Ira S. Epstein, M. Trevenen Huxley and Robert J. McCloskey) because the firm saw serious conflicts in the fact that the companies these directors work for are all paid advisors to Image....The Glass Lewis report stated, "We view such relationships as potentially creating conflicts for directors, as they may be forced to weigh their own interests in relation to shareholder interests when making board decisions." Source: Image Entertainment, 14A filed August 29, 2006, and Glass Lewis & Co.'s "Proxy Paper" dated August 12, 2005 (emphasis added)

Even The Wall Street Journal has Questioned Image's Board Objectivity Objectivity Objectivity Source: The Wall Street Journal, September 6, 2006

Our Nominees

We believe that Image needs new directors who have relevant industry expertise, corporate governance experience through service on corporate boards and who are willing to hold management accountable for performance Each of our proposed nominees plans to work closely with management and the Board to develop and implement a plan to create significant stockholder value Our independent nominees have extensive experience and records of achievement in: The entertainment industry Nominees have held leadership positions at CinemaStar Luxury Theaters, Starz Entertainment Group, TV Guide, News Corp., SDI Media Group and The Sundance Institute Business and finance Nominees include a noted economist, a former Managing Director at Thomas H. Lee Company and a former McKinsey and Company consultant Corporate governance Many of our nominees have served on the boards of public companies Need for Responsible Stockholder Representation

Duke K. Bristow, Ph.D. - noted economist and seasoned pharmaceutical executive Currently professor at the University of California, Los Angeles Formerly held management and corporate finance positions at Eli Lilly & Company Currently director of Landec Corporation (NASDAQ: LNDC) Jack R. Crosby - extensive experience in the media and entertainment industries Current Chairman and CEO of CinemaStar Luxury Theaters, Inc. Formerly Chairman and CEO of Tescorp, Inc. Formerly Director of Orion Pictures Corporation Edward Huguez - extensive experience in the media and entertainment industries Currently Executive Vice President at Starz Entertainment Group LLC Formerly COO at INTERVU, Inc Formerly Vice President at DirectTV Joseph J. Incandela - private equity and operating experience Currently Chief Executive Officer of Cross Country Home Services, a wholly-owned subsidiary of the Cross Country Group Formerly Managing Director at Thomas H. Lee Company Joachim Kiener - investor who has a deep background in the media, publishing and music industries Formerly Co-President and Co-COO of Gemstar-TV Guide International, Inc. (NASDAQ: GMST) Formerly EVP and COO of HarperCollins Publishers Barry David Perlstein - skilled entertainment industry executive Currently CEO and director of SDI Media Group, Inc. Formerly management consultant at McKinsey and Company Need for Responsible Stockholder Representation

Our proposed slate of directors will enhance stockholder value for all stockholders of Image Entertainment by: Leveraging their corporate governance experience to adopt best practices Independently assessing the merits of the company's strategic and financial alternatives Holding management accountable for its actions Conclusion See Annex B to our definitive proxy statement, enclosed with this letter and filed with the SEC on September 5, 2006, for a list of participants in the solicitation of proxies

Appendix A Introduction to Lionsgate

Lionsgate Films: A Unique Business Model We focus on what we do best and where we can compete and win: Specialty films Teen and urban comedies Horror Our 9,000+ title library of films and television episodes generates $200 million in recurring revenue every year We have implemented a disciplined acquisition strategy, successfully acquiring film studios such as Artisan, Trimark and Redbus

Significant Success in the Past Year Lionsgate distributes the following films: 3 Oscar wins - Best Picture, Best Original Screenplay and Achievement in Editing for Crash #1 Movie at the Box Office (2 weeks) - Madea's Family Reunion #1 Movie at the Box Office - Hostel #1 DVD - Saw 2 #1 DVD - Lord of War #1 Rental of all time on Netflix - Crash #1 Fitness Video - The Biggest Loser #1 ABC Family show - highest rating in history - Wildfire

Lionsgate Stock Has Significantly Outperformed LGF NASDAQ S&P 500 TWX DIS VIA.B NWS DWA DISK 9/22/2006 497.143 155.912 136.134 59.397 168.327 94.583 167.049 61.419 234.26 9/21/2006 479.048 157.235 136.47 58.593 171.852 94.506 168.832 61.548 236.945 9/20/2006 478.095 158.299 137.21 58.995 173.643 94.94 169.002 60.31 243.791 9/19/2006 475.238 156.154 136.499 58.258 170.509 94.48 167.558 58.968 240.972 9/18/2006 473.81 157.094 136.796 57.42 168.215 93.178 169.172 58.839 241.643 9/15/2006 472.857 157.083 136.66 57.018 169.614 93.408 171.04 57.755 237.616 9/14/2006 458.571 156.601 136.289 56.65 170.062 91.415 166.454 56.439 239.629 9/13/2006 457.143 156.527 136.474 56.884 170.397 92.514 164.161 56.206 240.301 9/12/2006 443.333 155.694 135.961 57.085 169.054 90.93 165.18 55.613 240.301 9/11/2006 442.381 152.703 134.556 56.616 166.592 89.704 162.548 54.013 244.999 9/8/2006 445.238 152.179 134.492 56.516 165.529 88.018 165.945 54.116 244.328 9/7/2006 443.81 151.441 133.984 56.147 165.025 87.584 164.586 53.755 242.314 9/6/2006 448.095 152.323 134.63 56.147 165.697 87.201 165.86 53.497 244.999 9/5/2006 450.476 154.983 135.975 56.281 167.04 89.117 167.728 54.194 245.671 9/4/2006 446.191 154.102 135.743 56.147 167.264 94.429 170.361 54.477 247.013 9/1/2006 446.191 154.102 135.743 56.147 167.264 94.429 170.361 54.477 247.013 8/31/2006 438.571 153.441 134.999 55.678 165.921 92.718 168.747 54.684 244.328 8/30/2006 439.524 153.58 135.046 55.544 165.473 92.718 168.153 53.523 246.342 8/29/2006 440 152.636 135.047 55.377 162.899 93.893 168.662 53.394 247.684 8/28/2006 438.095 151.821 134.788 55.276 164.354 93.561 166.115 54.4 245.671 8/25/2006 432.381 150.387 134.095 55.008 162.003 92.82 165.18 54.168 245.671 8/24/2006 440.952 150.163 134.196 55.042 162.003 93.254 165.605 54.245 248.355 8/23/2006 440.952 149.991 133.878 55.41 163.346 93.561 165.18 54.968 248.355 8/22/2006 442.381 151.07 134.481 55.544 165.865 93.076 166.03 55.381 242.986 8/21/2006 436.191 150.911 134.347 55.276 167.711 93.178 167.643 55.561 241.643 8/18/2006 438.095 152.049 134.842 55.276 167.375 94.302 166.709 55.561 250.369 8/17/2006 438.095 151.604 134.343 55.042 167.32 94.225 166.709 55.613 258.424 8/16/2006 436.191 151.037 134.13 54.07 166.256 93.331 166.709 55.097 255.732 8/15/2006 436.667 148.611 133.11 53.869 165.865 93.076 166.539 53.858 242.314 8/14/2006 433.333 145.38 131.312 53.769 165.193 93.05 165.011 53.419 237.193 8/11/2006 429.524 144.584 131.16 53.769 164.689 94.199 163.142 52.645 238.287 8/10/2006 442.381 145.57 131.685 53.735 165.529 94.634 167.389 53.161 238.958 8/9/2006 436.191 144.765 131.078 53.065 161.332 86.281 169.002 53.032 242.69 8/8/2006 439.048 144.805 131.65 54.238 162.171 87.865 171.465 54.581 250.369 8/7/2006 440.476 145.624 132.095 54.874 164.466 87.559 167.813 54.606 247.684 8/4/2006 443.333 146.505 132.466 55.477 167.32 87.405 167.643 53.187 244.999 8/3/2006 444.286 147.018 132.561 55.779 168.103 85.771 167.389 52.387 246.342 8/2/2006 446.667 146.067 132.382 55.846 166.76 87.022 168.832 54.013 241.643 8/1/2006 436.191 144.885 131.592 54.439 164.242 87.967 169.936 54.168 236.945 7/31/2006 442.381 146.957 132.187 55.276 166.144 89.014 170.871 54.039 234.931 7/28/2006 440.476 147.144 132.382 54.707 166.2 90.087 169.936 54.142 235.602 7/27/2006 438.095 144.357 130.793 54.305 163.458 86.716 167.898 53.626 238.958 7/26/2006 449.048 145.48 131.332 54.037 164.186 85.643 167.983 54.632 238.287 7/25/2006 447.619 145.722 131.381 54.506 164.969 84.928 167.219 55.355 230.232 7/24/2006 445.238 144.875 130.556 54.338 164.354 85.26 165.35 55.2 233.588 7/21/2006 442.381 141.962 128.421 53.635 159.317 85.49 161.019 56.542 236.273 7/20/2006 449.048 143.299 129.336 53.802 162.955 86.23 164.756 56.645 232.246 7/19/2006 446.191 146.2 130.442 54.037 163.738 87.482 166.964 56.929 230.903 7/18/2006 437.143 143.566 128.066 53.367 162.843 85.439 166.369 57.135 229.561 7/17/2006 433.333 143.18 127.82 52.831 160.045 84.545 166.03 57.497 232.246 7/14/2006 426.19 143.154 127.997 53.501 159.429 85.055 167.304 57.523 234.931 7/13/2006 423.333 144.331 128.628 53.836 160.604 86.332 171.21 57.29 234.931 7/12/2006 419.524 146.87 130.317 54.975 167.375 88.453 173.758 57.858 238.287 7/11/2006 410.476 149.584 131.758 55.477 169.278 90.419 170.786 58.374 235.602 7/10/2006 413.81 148.745 131.222 55.846 167.431 90.521 170.531 59.535 239.629 7/7/2006 413.81 149.668 131.029 56.415 166.928 88.887 169.936 58.813 235.602 7/6/2006 409.524 151.427 131.92 56.884 168.103 87.507 169.342 59.045 236.273 7/5/2006 409.524 151.304 131.591 57.387 168.271 90.777 169.257 59.381 234.931 7/4/2006 405.714 153.91 132.552 57.822 167.991 92.36 171.55 59.716 235.602 7/3/2006 405.714 153.91 132.552 57.822 167.991 92.36 171.55 59.716 235.602 6/30/2006 407.143 152.621 131.518 57.956 167.879 91.543 171.38 59.097 242.314 6/29/2006 407.619 152.782 131.794 57.923 167.208 91.645 171.975 58.71 234.931 6/28/2006 418.571 148.388 129.012 57.353 164.41 91.441 168.578 58.71 244.999 6/27/2006 414.286 147.573 128.308 56.884 164.578 90.802 166.03 58.452 242.314 6/26/2006 418.571 149.922 129.484 57.521 166.032 93.101 166.624 60.31 236.273 6/23/2006 421.429 149.064 128.857 56.851 162.955 92.488 167.473 59.613 236.945 6/22/2006 425.714 149.171 128.971 57.353 163.85 92.59 166.369 59.742 236.273 6/21/2006 418.095 150.451 129.655 57.789 163.011 94.634 169.002 61.135 236.945 6/20/2006 417.619 148.052 128.403 57.487 163.57 92.488 171.55 59.484 237.616 6/19/2006 419.524 148.288 128.405 57.32 162.675 92.59 169.936 60.387 236.945 6/16/2006 422.381 149.66 129.586 56.817 164.801 92.207 169.087 60.645 236.951 6/15/2006 427.143 150.658 130.064 57.32 163.346 93.408 170.021 61.497 240.301 6/14/2006 412.381 146.572 127.36 56.851 160.548 92.871 164.076 60.826 242.314 6/13/2006 426.667 145.621 126.703 56.75 158.254 94.046 163.567 61.135 236.273 6/12/2006 447.619 146.946 128.018 57.621 161.724 95.579 167.473 62.581 249.698 6/9/2006 444.762 150.019 129.665 58.157 164.13 95.86 168.408 62.555 249.698 6/8/2006 442.381 150.74 130.247 58.392 167.152 94.812 169.087 63.071 245.671 6/7/2006 446.667 151.196 130.063 58.995 171.517 92.692 170.361 63.097 250.369 6/6/2006 452.381 151.967 130.86 59.062 170.845 92.463 170.361 62.865 249.027 6/5/2006 456.667 152.448 131.01 58.626 172.02 94.634 171.465 64.49 244.328 6/2/2006 463.333 155.946 133.384 58.894 171.349 96.907 173.673 66.503 253.054 6/1/2006 459.048 155.978 133.124 58.291 171.349 97.188 173.843 65.884 249.698 5/31/2006 452.381 153.098 131.507 57.655 170.677 96.422 169.597 66.968 245.671 5/30/2006 444.286 152.105 130.445 57.688 168.998 95.502 168.238 66.477 249.698 5/29/2006 440 155.311 132.549 58.425 170.733 96.319 169.682 68.516 244.999 5/26/2006 440 155.311 132.549 58.425 170.733 96.319 169.682 68.516 244.999 5/25/2006 430 154.459 131.795 58.425 168.719 95.528 166.794 68.619 249.027 5/24/2006 428.571 152.416 130.313 58.157 168.663 93.944 165.18 69.935 253.725 5/23/2006 429.524 151.685 130.108 58.191 169.166 93.995 165.52 66.039 251.712 5/22/2006 426.667 152.675 130.676 58.291 167.879 95.4 167.134 67.974 252.383 5/19/2006 436.191 154.152 131.19 58.459 168.719 95.834 169.597 68.955 255.068 5/18/2006 416.667 153.2 130.649 58.291 165.641 95.196 169.002 68.49 251.04 5/17/2006 423.333 154.287 131.531 58.727 166.536 97.111 168.747 68.439 249.698 5/16/2006 421.905 156.629 133.783 59.028 169.838 98.107 170.701 67.432 259.095 5/15/2006 419.524 157.289 134.034 58.76 167.823 97.443 167.473 67.432 263.794 5/12/2006 418.095 157.659 133.696 58.626 167.32 97.852 165.52 68.774 262.451 5/11/2006 411.429 159.691 135.216 57.99 166.76 99.333 167.219 69.832 261.78 5/10/2006 410.952 163.066 136.969 57.755 168.495 101.019 162.378 71.587 262.451 5/9/2006 415.714 164.296 137.206 57.119 165.529 101.556 161.444 71.613 260.102 * Represents indexed stock price performance beginning September 22, 2001 Indexed Performance

Lionsgate: Then and Now Equity Market Cap Share Price Revenues Theatrical Box Office Market Share TV Revenues DVD Market Share 2000 * 2006 ** $73M $1,039M $2.38 $9.93 $184M $951M 0.4% 3.8% $8M*** $133M 2% 6% * As of January 1, 2000, except for revenues, which are for the fiscal year ended March 31, 2000. ** As of September 15, 2006, except for revenues, which are for the fiscal year ended March 31, 2006. *** 1999 TV Revenues

Appendix B Biographies of the Director Nominees

Duke K. Bristow, Ph.D. Dr. Bristow, 49, is an economist, experienced executive and nationally- recognized expert on corporate governance who has spent over 15 years at the University of California, Los Angeles researching and teaching corporate governance, corporate finance and entrepreneurship. Dr. Bristow currently serves on the board of Landec Corporation and previously served on the board of Arena Pharmaceuticals. At Landec, Dr. Bristow serves on the Audit and Finance Committee and the Technology Committee. At Arena, Dr. Bristow chaired the Audit Committee and the Governance and Nominating Committee, and he served on the Compensation Committee. Jack R. Crosby. Mr. Crosby, 79, has over 25 years of executive experience in the media and entertainment industries. He is currently Chairman of the Board of Directors and Chief Executive Officer of CinemaStar Luxury Theaters, Inc., an owner and operator of multi-screen movie theaters in Southern California and Northern Mexico. Previously, he was Chairman of the Board of Directors of Tescorp, Inc., an owner and operator of cable TV systems in Argentina, from its inception in 1980 until it was sold in 1998, and served as Chief Executive Officer from 1991 to 1998. Edward Huguez. Mr. Huguez, 48, has a track record of success in the media and entertainment industries, having held management positions with several leading companies over the last 14 years. Since 2004, he has been Executive Vice President, Affiliate Sales and Marketing, for Starz Entertainment Group LLC, a provider of premium movie services through the Starz and Encore pay TV channels. Starz is a subsidiary of Liberty Media Corporation. From 2001 to 2003 he was Chairman of the Board, President, and Chief Executive Officer of Midstream Technologies, a provider of network-based on-demand solutions to the cable TV industry. Need for Responsible Stockholder Representation

Joseph J. Incandela. Mr. Incandela, 59, has a wide variety of private equity and operating experience. He has been a member of the Board of Advisors of The Cross Country Group, LLC, a privately held provider of roadside services to the domestic automobile industry, since 2003 and Chairman of the Board of Advisors since 2005. Mr. Incandela is the Chief Executive Officer of Cross Country Home Services, a wholly-owned subsidiary of the Cross Country Group. He founded private equity firm Overture Capital Partners in 2000, and was its President until 2004. From 1991 to 1999, Mr. Incandela was a Managing Director of Thomas H. Lee Company, a private equity investment firm. Joachim Kiener. Mr. Kiener, 53, is an investor who has a deep background in the media, publishing and music industries. He was Chairman and Chief Executive Officer of TV Guide from 1999 until its merger with Gemstar International Group in 2000. After the merger, Mr. Kiener was Co-President and Co-Chief Operating Officer of Gemstar-TV Guide International, Inc. (NASDAQ:GMST), a global media and technology company, where he oversaw the television and magazine businesses. Barry David Perlstein. Mr. Perlstein, 42, is a skilled entertainment industry executive with specialized knowledge of localizing creative content for global distribution. He has been Chief Executive Officer and a member of the Board of Directors of SDI Media Group, Inc., a provider of localization services to the entertainment industry, since 2004 and its predecessor company, SDI Media, since 2003. Previously, he was President of SDI Media USA, having joined the company through its acquisition of Gelula & Co. Need for Responsible Stockholder Representation